                                                                   Exhibit 10.37

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT

     AMENDED AND RESTATED PLEDGE AGREEMENT made as of this 26 day of June, 1997, amending and restating a certain Pledge Agreement made as of the 31st day of May, 1996 and amended by Amendment to Pledge Agreement dated July 24, 1996, between Harold S. Geneen whose address is 2 East 67th Street, Apartment 1W, New York, New York 10021 (the "Pledgor") and Bank of Boston Connecticut having an office at 127 Church Street, New Haven, Connecticut 06510 (the "Pledgee").

     In consideration of the mutual agreements made herein and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

     1. Pledgor hereby pledges and grants to Pledgee a security interest in:

        (a)  bank account #154681816 on deposit with Pledgee; and

        (b) custody account #0003382 held with Pledgee, and all cash, securities (certificated and uncertificated), commodities, contracts, instruments, documents and agreements contained therein, and all general intangibles associated therewith;

     together, in each instance, with all dividends, interest, earnings, profits and proceeds thereof, and all renewals, replacements and substitutes therefor and all other property acquired with the proceeds thereof, (collectively, the "Collateral") as security for the due payment and performance of (i) all indebtedness, obligations and liabilities of Pledgor to Pledgee arising under this Agreement and Pledgor's Limited Guaranty Agreement dated as of May 31, 1996 guaranteeing certain obligations of Gunther International, Ltd. ("Borrower"), and (ii) all costs, expenses and reasonable attorneys' fees incurred in the enforcement or administration of the Limited Guaranty Agreement or in the defense or enforcement of this Agreement (collectively, the "Obligations").

     Account #154681816 and Account #0003382 shall be blocked accounts from which Pledgor shall be able to withdraw collateral only with the consent of Pledgee, as herein provided. Pledgor grants Pledgee the right and option to register Collateral in the



                                                                              1.

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name of Pledgee for purposes of securing Pledgee's lien in the Collateral on the condition that upon payment and final satisfaction of the Obligations, the Collateral shall be reconveyed to Pledgor, at his option.

     2. Pledgor hereby irrevocably grants Pledgee a power of attorney, coupled with an interest, with respect to the Collateral for all purposes consistent with this Agreement. Said power of attorney shall include, but shall not be limited to, the power to withdraw, transfer, renew and reinvest securities constituting Collateral, to execute instruments in Pledgor's name, to register securities constituting Collateral in Pledgee's name and to take such other action to enforce any of Pledgee's rights with respect to the Collateral.

     3. Pledgor represents, warrants and covenants to Pledgee that (a) he has good title to all the Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever, except the pledge evidenced hereby, (b) the Collateral is duly and validly pledged with Pledgee in accordance with law, (c) he has the unrestricted right to make this pledge, and (d) he will defend Pledgee's right and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

     4. Upon the stated maturity date of any debt instruments constituting Collateral, Pledgee may, at its option and with no liability for failure to do so, invest the proceeds thereof, including both principal and interest, in short-term debt instruments or certificates of deposit of its choice, bearing interest at the then prevailing market rates, unless Pledgor notifies Pledgee to the contrary not less than ten (10) business days prior to such maturity date. The proceeds of all such debt instruments may be continuously reinvested by Pledgee on the aforesaid basis, unless Pledgor give the aforesaid notification.

     5. Unless Pledgee otherwise agrees in writing, if Pledgor receives any dividend, or other distribution in connection with the Collateral, whether in cash, or otherwise, the same shall constitute Collateral, and Pledgor agrees to accept the same in trust for Pledgee and to forthwith deliver the same to Pledgee, or its designee, in the exact form received, with Pledgor's endorsement and/or assignment when necessary, to be held by Pledgee, or its designee, as Collateral security for the Obligations.

                                                                              2.
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     6. Pledgor covenants that he will not sell, convey or otherwise dispose of any of the Collateral, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof other than the lien and security interest granted to the Pledgee hereunder. Notwithstanding the foregoing, Pledgor shall have the right to require Pledgee to sell Collateral consisting of municipal bonds provided (i) no Event of Default shall exist or would exist but for the passage of time, the service of notice or both and (ii) the proceeds of such sale shall continue as Collateral, subject to release pursuant to Section 8 below.

     7. In the event of failure of payment or performance of the Obligations (an "Event of Default"), Pledgee shall have the right to withdraw the Collateral and apply the Collateral to the Obligation and, in addition, Pledgee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of Connecticut ("Code") or other applicable law, and Pledgee may cause any of the Collateral to be transferred into Pledgee's name or the name of its nominee and shall receive the income thereon and hold the same as Collateral security for the Obligations, or apply it to any Obligations in such proportions as Pledgee shall determine in its sole discretion, and shall have the right, for and in the name and place of Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to any of the Collateral.

     8. So long as no Event of Default shall exist or would exist but for the passage of time, the serving of notice or both, Pledgor shall be entitled to request from time to time that Pledgee release Collateral to Pledgor as follows:

        a. Pledgor shall at all times maintain Eligible Collateral Value equal to or greater than the amount outstanding under a certain $1,750,000 Revolving Promissory Note dated as of May 31, 1996 from Borrower to Pledgee ("Note").

        b. In the event Eligible Collateral Value exceeds the amount outstanding under the Note and Pledgor has requested a release of Collateral, Pledgee shall release the requested amount of Collateral to Pledgor within three (3) business days following such request; provided, however, that the condition of subparagraph (a) above must be met at all times.

                                       3.

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        c. For purposes of the Agreement, "Eligible Collateral Value" shall mean the aggregate of (i) 100% of the value of all Collateral constituting cash and
(ii) 85% of the fair market value, as determined by Pledgee in its commercially reasonable judgment, of all Collateral constituting municipal bonds rated BAA or higher by Standard & Poors, in which Pledgee has a perfected, first priority security interest.

Until written notification from Pledgor is received by Pledgee, Pledgee shall release Collateral only upon the written request of Fred Kolling, Chief Financial Officer of Borrower. Provided the conditions of this paragraph 8 are met, Pledgee hereby agrees to comply with such request.

     9. In the event of a sale or assignment by Pledgee of all or any of the Obligations held by it, Pledgee may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to Pledgee hereunder, and Pledgee shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

     10. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, Pledgee shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering the same to Pledgor.

     11. No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of Pledgee, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and under any of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including without limitation, the rights and remedies of a secured party under the Code.

                                       4.

         12. Notice to or demand upon Pledgor or Pledgee hereunder shall be deemed sufficient and commercially reasonable notice and shall be effective when delivered in hand, or one (1) day after delivery to an overnight mail or messenger service or three (3) days after being deposited in the mails, first class, postage prepaid, registered or certified mail, return receipt requested, to the address stated in the first paragraph of this Agreement and to Pledgor at Suite 1919, 301 Park Avenue, New York, New York 10022, or to such other address as the party to whom such notice is directed may have designated by written notice similarly given to the other party hereto.

         13. Pledgor hereby waives notice of acceptance of this Agreement as well as presentment, demand, payment, notice of dishonor or protest and all other notices of any kind in connection with any of the Obligations. Pledgee may amend, modify, alter, extend, renew or otherwise change any terms of the revolving loans ("Revolving Loans") extended by Pledgee to Borrower pursuant to a certain Revolving Loan and Security Agreement dated as of May 31, 1996 between Pledgee and Borrower, or any agreements and documents evidencing, securing or in any way relating to the Revolving Loans, without giving Pledgor notice, and Pledgor hereby consents to the same. In addition, Pledgee may release, substitute, supersede, exchange or modify any other collateral security it may from time to time hold, and release, substitute, surrender or modify the liability of any third party, without giving Pledgor notice, and Pledgor hereby consents to the same. Pledgee shall be under no duty to first exhaust its rights against any such collateral security or any such third party before realizing on the Collateral. Such modifications, extensions, changes, renewals, releases, substitutions or other actions shall in no way affect Pledgor's obligations hereunder. PLEDGOR FURTHER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH PLEDGEE MAY DESIRE TO USE. PLEDGOR HEREBY WAIVES
TRIAL BY JURY IN ANY COURT AND IN ANY SUIT ACTION OR PRECEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY OF PLEDGEE'S RIGHT AND REMEDIES. PLEDGOR'S WAIVER UNDER THIS SECTION HAS BEEN

                                                                             5.

MADE VOLUNTARILY AND KNOWINGLY AND AFTER CONSIDERATION OF THE RAMIFICATIONS THEREOF WITH HIS ATTORNEYS.

         14. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, and the term "Pledgee" shall be deemed to include any other holder or holders of any of the Obligations. As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.

         15. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Connecticut. Pledgor hereby consents to service of process, and to be sued, in the State of Connecticut and consents to the exclusive jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut, for the purpose of any suit, action or other proceeding arising hereunder, and expressly waives any and all objections it may have to venue in any such courts. Pledgee may, in writing specifically referring to this paragraph of this Agreement, waive the exclusive jurisdiction provision of this paragraph 15.

         16. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be effective as of May 31, 1996, notwithstanding the actual date of execution.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             /s/ Harold S. Geneen
                                             -------------------------------
                                             HAROLD S. GENEEN

WITNESSES:

---------------------------

---------------------------


                                                                              6.

                                             BANK OF BOSTON CONNECTICUT


                                             BY /s/ Steven M. Moran
                                               -------------------------
                                               Its: Vice President


WITNESSES:

/s/ Cristina L. Apuzzo
----------------------
    Cristina L. Apuzzo

/s/ Kori O. Kaercher
---------------------
    Kori O. Kaercher



                                       7.

STATE OF CONNECTICUT  )
                      ) ss  NORWILL
COUNTY OF NEW CONDOR  )                         June 26, 1997



          Personally appeared HAROLD S. GENEEN, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                             /s/ JEFFERY WEISS
                                             ----------------------
                                                COMMISSIONER OF THE
                                                SUPERIOR COURT



STATE OF CONNECTICUT  )
                      ) ss  NEWHAVEN
COUNTY OF NEW HAVEN   )                          June 26, 1997

         Personally appeared, Steven M. Moran, of BANK OF BOSTON CONNECTICUT, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such officer and the free act and deed of said Corporation, before me.

                                    /s/       Kori O. Kaercher
                                    ----------------------------------
                                    COMMISSIONER OF THE SUPERIOR COURT
                                                NOTARY PUBLIC
                                           My Comm. exp. 12/31/00


                                       8.

                 AFFIRMATION OF LIMITED GUARANTY AGREEMENT AND
                                PLEDGE AGREEMENT

                                  WITNESSETH:

     Affirmation Of Limited Guaranty Agreement and Pledge Agreement dated this _____ day of February, 1998, by and among JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS W. KEESEE, JR. and the UNITED STATES TRUST COMPANY OF NEW YORK, as co-executors of the ESTATE OF HAROLD S. GENEEN, Late of New York, NY ("Geneen") and BankBoston, N.A., successor by merger to Bank of Boston Connecticut ("Bank").

     WHEREAS, Geneen executed a Limited Guaranty Agreement in favor of Bank as of May 31, 1996 (as reaffirmed by Reaffirmation of Limited Guaranty dated March 17, 1997 and Second Reaffirmation of Limited Guaranty dated June 26, 1997, the "Guaranty") unconditionally guaranteeing full and prompt payment of any and all Liabilities, as defined in the Guaranty, owed by Gunther International, Ltd. ("Borrower") to the Bank, including without limitation, amounts advanced to Borrower by Bank pursuant to a Revolving Loan and Security Agreement dated as of May 31, 1996 (as amended by Amendment Agreement dated as of the 17th day of March, 1997, Second Amendment Agreement dated June 26, 1997 and Third Amendment Agreement dated September 30, 1997, the "Loan Agreement").

     WHEREAS, to secure his obligations under the Guaranty, Geneen executed and delivered to the Bank a Pledge Agreement dated as of May 31, 1996 (as amended and restated by Amended and Restated Pledge Agreement dated as of June 26, 1997, the "Pledge Agreement").

     WHEREAS, Geneen died at New York, New York, on November 21, 1997;

     WHEREAS, Geneen's death constitutes an Event of Default under the Loan Agreement; and

     WHEREAS, the Bank has agreed to forebear from declaring a default under the Loan Agreement by reason of Geneen's death on the condition that the Estate of Harold S. Geneen acknowledge, confirm and allow the claim of the Bank under the Guaranty and Pledge and affirm its obligations under said Guaranty and Pledge, as permitted under Section 1806 of the New York Surrogate's Court Procedure Act ("SCPA");

     NOW, THEREFORE, the undersigned hereto agrees as follows:

     1. The undersigned hereby acknowledge and affirm its obligations under the Guaranty and Pledge and hereby agree and acknowledge that its obligations under the Guaranty and Pledge are not subject to a right of setoff, counterclaim on rights which may reduce or eliminate its obligations thereunder. The undersigned hereby promises to pay amounts when required under the Guaranty to the Bank. The undersigned further confirm and allow the claim of the Bank under the Guaranty and Pledge pursuant to SCPA Section 1806.

     2. The undersigned hereby acknowledge that the Bank is entitled to declare an event of default by reason of Geneen's death and has relied upon this Affirmation of Limited Guaranty Agreement and Pledge Agreement in not declaring a default under the Loan Agreement.

     3. Except as otherwise expressly provided for herein, nothing in this Affirmation of Limited Guaranty Agreement and Pledge Agreement shall extend to or affect in any way any of the Borrower's or Geneen's or his Estate's obligations to the Bank or the Bank's rights and remedies arising under the Financing Agreements, and the Bank shall not be deemed to have waived any of its rights or remedies with respect to any Event of Default (other than an Event of Default arising under the Loan Agreement by reason of the death of Geneen) or event or condition which, with notice or the lapse of time, or both would become an Event of Default. Notwithstanding any provision in the Guaranty to the contrary, the undersigned will have against the Borrower full rights of indemnity, reimbursement, contribution and subrogation, and the right to prove claims in bankruptcy or insolvency proceedings, only upon full and final payment of all obligations of the borrower to the Bank.

     4. The rights, privileges, duties and obligations of the parties under the Financing Agreements shall remain unchanged and in full force and effect, and nothing contained herein shall operate to release the Borrower from its liability to pay the indebtedness under the Financing Agreements and to keep and perform the other terms, conditions and obligations and agreements contained therein.

     5. Capitalized terms not otherwise defined herein shall have the same definitions as provided in the Loan Agreement.

     6. This Affirmation Of Limited Guaranty Agreement and Pledge Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Affirmation Of Limited Guaranty Agreement and Pledge Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, the undersigned has executed this Affirmation Of Limited Guaranty Agreement and Pledge Agreement on this __day of February, 1998.


WITNESSES:                             THE ESTATE OF HAROLD S. GENEEN

 Robert Burns II                      By: /s/ June H. Geneen
--------------------------------         ---------------------------------------
                                          June H. Geneen, Its Co-Executor

 Lori H. Roon
--------------------------------


                                      By:
--------------------------------         ---------------------------------------
                                          Phil E. Gilbert, Jr., Its Co-Executor


--------------------------------


                                      By: /s/ Thomas W. Keesee
--------------------------------         ---------------------------------------
                                          Thomas W. Keesee, Jr., Its Co-Executor


--------------------------------


                                      By: UNITED STATES TRUST COMPANY
--------------------------------          OF NEW YORK, Its Co-Executor

                                      /s/ Steven Kirkpatrick
                                      ------------------------------------------

                                      Its

                                      ACKNOWLEDGED AND AGREED:

                                      BANKBOSTON, N.A.

                                      By:


                                      ------------------------------------------

                                      Its

STATE OF ) SS:
COUNTY OF)
                                                               FEBRUARY 13, 1998

On the   day of February, 1998, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

                                                            /s/ Annette L. Hicks
                                                            --------------------
                                                                   Notary Public
                                                           My Commission Expires
                                                 ANNETTE L. HICKS, NOTARY PUBLIC
                                             MY COMMISSION EXPIRES APRIL 2, 2002


STATE OF ) SS:
COUNTY OF)
                                                                         ,  1998

On the   day of February, 1998, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.


                                                            --------------------
                                                                   Notary Public
                                                           My Commission Expires

STATE OF             ) SS:
COUNTY OF            )
                                                                          , 1998

On the   day of February, 1998, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.


                                                            --------------------
                                                                   Notary Public
                                                           My Commission Expires


STATE OF             ) SS:
COUNTY OF            )
                                                                          , 1998

On the   day of February, 1998, before me, the undersigned officer, personally
appeared                      of UNITED STATES TRUST COMPANY OF NEW YORK,
personally known to me (or satisfactorily proven) who acknowledged himself/herself to be the person whose name subscribed to the within instrument and acknowledged that he/she executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.


                                                            --------------------
                                                                   Notary Public
                                                           My Commission Expires

STATE OF             ) SS:
COUNTY OF            )
                                                                          , 1998

On the   day of February, 1998, before me, the undersigned officer, personally
appeared                      of BANKBOSTON, N.A., personally known to me (or
satisfactorily proven) who acknowledged himself/herself to be the person whose name subscribed to the within instrument and acknowledged that he/she executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.


                                                           ---------------------
                                                                   Notary Public
                                                           My Commission Expires